                                                                    EXHIBIT 99.3

                         [HEALTHCARE REALTY TRUST LOGO]

                            SUPPLEMENTAL DATA REPORT

                        THREE MONTHS ENDED MARCH 31, 2001

    DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA, UNLESS OTHERWISE DISCLOSED

                          UPDATED AS OF APRIL 26, 2001

1) RECONCILIATION OF FUNDS FROM OPERATIONS(1)

                                                                                          (Unaudited)
                                                                                      FOR THE THREE MONTHS
                                                                                         ENDED MAR. 31,
                                                                             -----------------------------------
                                                                                 2001                   2000
                                                                             -----------------------------------
NET INCOME BEFORE NET GAIN (LOSS) ON SALE OF REAL ESTATE PROPERTIES          $     20,026           $     20,453

    ELIMINATION OF THE RECOGNITION OF RENTAL REVENUES
      ON A STRAIGHT LINE BASIS (2)                                                 (1,748)                (1,470)


    PREFERRED STOCK DIVIDEND                                                       (1,664)                (1,664)

    REAL ESTATE DEPRECIATION                                                        9,952                  9,404

                                                                             -----------------------------------
    TOTAL ADJUSTMENTS                                                               6,540                  6,270
                                                                             -----------------------------------

FUNDS FROM OPERATIONS - BASIC                                                $     26,566                 26,723
                                                                             ===================================

    CONVERTIBLE SUBORDINATED DEBENTURE INTEREST                                        71                      0
                                                                             ===================================

FUNDS FROM OPERATIONS - DILUTED                                              $     26,637           $     26,723
                                                                             ===================================

FUNDS FROM OPERATIONS PER COMMON SHARE - BASIC                               $       0.67           $       0.68
                                                                             ===================================

FUNDS FROM OPERATIONS PER COMMON SHARE - DILUTED                             $       0.66           $       0.67
                                                                             ===================================

COMMON SHARES OUTSTANDING - BASIC                                              39,628,676             39,439,719
                                                                             ===================================

COMMON SHARES OUTSTANDING - DILUTED                                            40,540,420             40,114,946
                                                                             ===================================

(1) Funds From Operations ("FFO") does not represent cash generated from operating activities in accordance with generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity.

         Management believes the Company's FFO is not directly comparable to other healthcare REIT's, which own a portfolio of triple net leased properties or mortgages, as the Company develops projects through a development and lease-up phase before they reach their targeted cash flow returns. Furthermore, the Company eliminates, in consolidation, fee income for developing, leasing and managing owned properties and expenses or capitalizes, whichever the case may be, related internal costs.

(2) The Company calculates its FFO using a modified version of National Association of Real Estate Investment Trust's ("NAREIT") October 1999 definition of funds from operations. The Company eliminates straight-line rental revenue in computing FFO although NAREIT's definition of funds from operations requires the inclusion of straight-line rental revenue. If the Company had followed the NAREIT definition of funds from operations, as other healthcare REITs do, FFO on a diluted basis would have been $.70 per common share for the three months ended Mar. 31, 2001.

      Quarterly Supplemental Data Report is also available on the Company's website -- www.healthcarerealty.com
                       Bethany A. Anderson (615) 269-8175
                      Email: BAnderson@healthcarerealty.com


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2001                                   PAGE 1 OF 13

2) CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                               (Unaudited)               (1)
ASSETS                                                                        Mar. 31,  2001        Dec. 31, 2000
                                                                              --------------        -------------
Real estate properties:
    Land                                                                       $   151,972           $   152,254
    Buildings and improvements                                                   1,292,034             1,290,395
    Personal property                                                                6,133                 5,785
    Construction in progress                                                        36,629                30,914
                                                                               -----------           -----------
                                                                                 1,486,768             1,479,348
    Less accumulated depreciation                                                 (130,089)             (120,522)
                                                                               -----------           -----------
        Total real estate properties, net                                        1,356,679             1,358,826

Cash and cash equivalents                                                              313                 1,788

Restricted cash                                                                        674                   577

Mortgage notes receivable                                                          170,449               170,906

Other assets, net                                                                   61,258                54,979
                                                                               -----------           -----------

Total assets                                                                   $ 1,589,373           $ 1,587,076
                                                                               ===========           ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
    Notes and bonds payable                                                    $   548,948           $   536,781

    Accounts payable and accrued liabilities                                        16,265                22,714

    Other liabilities                                                               19,609                19,544
                                                                               -----------           -----------

Total liabilities                                                                  584,822               579,039
                                                                               -----------           -----------

   Commitments and contingencies                                                        --                    --

Stockholders' equity:
    Preferred stock, $.01 par value; 50,000,000 shares authorized;
        issued and outstanding, 2001 and 2000 -- 3,000,000                              30                    30
    Common stock, $.01 par value; 150,000,000 shares authorized;
        issued and outstanding, 2001-- 40,557,368; 2000 -- 40,314,399                  405                   403

    Additional paid-in capital                                                   1,066,433             1,061,190

    Deferred compensation                                                          (14,329)               (9,730)

    Cumulative net income                                                          315,818               295,174

    Cumulative dividends                                                          (363,806)             (339,030)
                                                                               -----------           -----------

Total stockholders' equity                                                       1,004,551             1,008,037
                                                                               -----------           -----------

Total liabilities and stockholders' equity                                     $ 1,589,373           $ 1,587,076
                                                                               ===========           ===========

(1) The balance sheet at December 31, 2000 has been derived from audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2001                                   PAGE 2 OF 13

3) CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                                                                             FOR THE THREE MONTHS
                                                                                ENDED MAR. 31,
                                                                      --------------------------------
                                                                          2001                 2000
                                                                      --------------------------------
                                                                      (Unaudited)           (Unaudited)
REVENUES
    Master lease rental income                                        $    25,087          $    24,017
    Property operating income                                              16,450               15,178
    Straight line rent                                                      1,748                1,470
    Mortgage interest income                                                4,539                6,353
    Management fees                                                           342                  732
    Interest and other income                                                  63                  509
                                                                      --------------------------------
                                                                           48,229               48,259
                                                                      --------------------------------

EXPENSES
    General and administrative                                              2,035                2,154
    Property operating expenses                                             6,191                5,464
    Interest                                                                9,785               10,526
    Depreciation                                                           10,112                9,545
    Amortization                                                               80                  117
                                                                      --------------------------------
                                                                           28,203               27,806
                                                                      --------------------------------

NET INCOME BEFORE NET GAIN (LOSS) ON SALE OF REAL ESTATE
    PROPERTIES                                                             20,026               20,453

    Net gain (loss) on sale of real estate properties                         618                   --
                                                                      --------------------------------

NET INCOME                                                            $    20,644          $    20,453
                                                                      ================================

NET INCOME PER COMMON SHARE - BASIC                                   $      0.48          $      0.48
                                                                      ================================

NET INCOME PER COMMON SHARE - DILUTED                                 $      0.47          $      0.47
                                                                      ================================

COMMON SHARES OUTSTANDING - BASIC                                      39,628,676           39,439,719
                                                                      ================================

COMMON SHARES OUTSTANDING - DILUTED                                    40,540,420           40,114,946
                                                                      ================================

NOTE> The income statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2001                                   PAGE 3 OF 13

4)  INVESTMENT PROGRESSION

         A) CONSTRUCTION IN PROGRESS

                                                                                     FOR THE
                                                                                      THREE
                                                                NUMBER OF          MONTHS ENDED
                                                                PROPERTIES           03/31/01
                                                                -------------------------------
              Balance at beginning of period                        7                $30,914

              Fundings on projects in existence at
                the beginning of the period                        --                  5,715

              New Projects started during the period                0                      0

              Completions                                           0                      0

                                                                -------------------------------
              Balance at end of period                              7                $36,629
                                                                ===============================

B) REAL ESTATE PROPERTIES

                                                                                     FOR THE
                                                                                      THREE
                                                                NUMBER OF           MONTHS ENDED
                                                                PROPERTIES            03/31/01
                                                                --------------------------------
              Balance at beginning of period                      206               $1,448,434

              Acquisitions                                          0                        0

              Additions/Improvements                               --                    3,745

              Completions (CIP)                                     0                        0

              Sales                                                (1)                  (2,040)

                                                                --------------------------------
              Balance at end of period                            205               $1,450,139
                                                                ================================

C) MORTGAGE NOTES RECEIVABLE

                                                                                     FOR THE
                                                                                      THREE
                                                                NUMBER OF          MONTHS ENDED
                                                                PROPERTIES           03/31/01
                                                                -------------------------------
              Balance at beginning of period                      54               $170,906

              Funding of Mortgage Commitments                      0                      0

              Prepayments                                          0                      0

              Purchase Price Adjustment Amortization              --                   (158)

              Scheduled Principal Payments                        --                   (299)

                                                                -------------------------------
              Balance at end of period                            54               $170,449
                                                                ===============================

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2001                                   PAGE 4 OF 13

5)    INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION

                                    OUTPATIENT FACILITIES                            INPATIENT FACILITIES
                    -----------------------------------------------------  --------------------------------------
                      Ancillary              Comp.               Other     Assisted  Skilled  Inpatient   Other
                       Hospital            Ambulatory  Medical Outpatient   Living   Nursing    Rehab   Inpatient             % of
                       Facili-   Physician   Care      Office    Facili-   Facili-   Facili-   Facili-   Facili-    Total     Total
                        ties      Clinics   Centers   Buildings  ties(1)     ties     ties      ties     ties(2)
                    ---------------------------------------------------------------------------------------------------------------
PROPERTY OPERATING/OTHER AGREEMENTS
  1 Arizona             3,534               11,256                                                                   14,790    0.89%
  2 California         50,967               28,752                                                                   79,719    4.81%
  3 Florida            35,073               46,578      7,882                                                        89,533    5.40%
  4 Georgia            17,972                                                                                        17,972    1.08%
  5 Kansas             10,888                                                                                        10,888    0.66%
  6 Mississippi           453                                      4,290                                              4,743    0.29%
  7 Missouri                      5,351      9,942                                                                   15,293    0.92%
  8 Nevada             43,538                                                                                        43,538    2.63%
  9 Pennsylvania        4,935     4,372                   702                                              2,889     12,898    0.78%
 10 Tennessee          23,972     8,401                10,734                                                        43,107    2.60%
 11 Texas              24,325                           8,675                                                        33,000    1.99%
 12 Virginia           40,968     3,814                12,219                                                        57,001    3.44%
 13 Wyoming            12,915                           2,180                                                        15,095    0.91%
                    ----------------------------------------------------------------------------------------------------------------
    TOTAL
      P.O.A.S/OTHER   269,540    21,938     96,528     42,392      4,290          0       0           0    2,889    437,577   26.40%
                    ----------------------------------------------------------------------------------------------------------------

MASTER LEASES
 1 Alabama            42,964      8,368                           11,430      4,275              17,722              84,759    5.11%
 2 Arizona             5,274                                                           2,874                          8,148    0.49%
 3 Arkansas                                                        2,989                                              2,989    0.18%
 4 California         28,934      8,094                            1,046      6,908   12,688                         57,670    3.48%
 5 Colorado                                                                   4,967   21,441                         26,408    1.59%
 6 Connecticut                                                               11,925                                  11,925    0.72%
 7 Florida            34,518     55,359      9,558      1,417      9,481     22,776   10,206     11,703             155,018    9.35%
 8 Georgia                        5,299                            1,561      9,860                                  16,720    1.01%
 9 Illinois                      11,680                            1,453      8,167                                  21,300    1.29%
10 Indiana                                                                             3,640                          3,640    0.22%
11 Kansas                                                                              7,593                          7,593    0.46%
12 Massachusetts                 30,786                                                                              30,786    1.86%
13 Michigan                                                                           12,715              13,558     26,273    1.59%
14 Mississippi                                                                9,768                                   9,768    0.59%
15 Missouri                                 16,015                 4,470      6,114   10,897                         37,496    2.26%
16 Nevada              6,882                                       3,800                                             10,682    0.64%
17 New Jersey                                                                18,634                                  18,634    1.12%
18 North Carolina                                                             3,819    6,176                          9,995    0.60%
19 Ohio                                                                       4,393                                   4,393    0.27%
20 Oklahoma                                                                           12,966                         12,966    0.78%
21 Pennsylvania                                                              30,396   20,617    112,248             163,261    9.85%
22 South Carolina                                                             3,005                                   3,005    0.18%
23 Tennessee           3,139      2,555                                       7,329    8,335                         21,358    1.29%
24 Texas              44,877     16,938     21,737      1,977                70,999   19,466     12,916    5,892    194,802   11.75%
25 Virginia           40,761                            1,941      2,119     17,019   36,410                         98,250    5.93%
26 Wyoming                                                                    6,838                                   6,838    0.41%
                    ----------------------------------------------------------------------------------------------------------------
TOTAL MASTER
  LEASES             207,349    139,079     47,310      5,335     38,349    247,192  186,024    154,589   19,450  1,044,677   63.04%
                    ----------------------------------------------------------------------------------------------------------------
   Corporate
     Property                                                                                              4,514      4,514    0.27%
                    ----------------------------------------------------------------------------------------------------------------
TOTAL EQUITY
  INVESTMENTS       $476,889   $161,017   $143,838    $47,727    $42,639   $247,192 $186,024   $154,589  $26,853 $1,486,768   89.71%
                    ================================================================================================================

MORTGAGES
 1 Alabama                                                                    4,634    7,922                         12,556    0.76%
 2 Arizona                                                                   10,737                       17,623     28,360    1.71%
 3 California                                                                21,526    6,038               7,860     35,424    2.14%
 4 Florida                        9,455                                      11,951      607                         22,013    1.33%
 5 Georgia                                                                    1,128                                   1,128    0.07%
 6 Idaho                                                                      4,890                                   4,890    0.30%
 7 Maryland                                                                           14,999                         14,999    0.91%
 8 Massachusetts                                                                       2,225                          2,225    0.13%
 9 Michigan                                                                           11,017                         11,017    0.66%
10 Mississippi                                                                1,330                                   1,330    0.08%
11 Montana                                                                    2,055                                   2,055    0.12%
12 New Mexico                                                                   754                                     754    0.05%
13 North Carolina                                                             2,470                                   2,470    0.15%
14 Ohio                                                                       1,593      597                          2,190    0.13%
15 Oregon                                                                     2,908                                   2,908    0.18%
16 Pennsylvania                                                               1,000                                   1,000    0.06%
17 South Carolina                                                             3,067                                   3,067    0.19%
18 Tennessee                                                                  1,922   11,672                         13,594    0.82%
19 Texas                            182                                       1,857                        2,447      4,486    0.27%
20 Virginia                                                                            2,212                          2,212    0.13%
21 Washington                                                                 1,771                                   1,771    0.11%
                    ----------------------------------------------------------------------------------------------------------------
TOTAL MTG.
  INVESTMENTS       $     --   $  9,637   $     --    $    --    $    --   $ 75,593$  57,289   $     --  $27,930 $  170,449   10.29%
                    ----------------------------------------------------------------------------------------------------------------

TOTAL
  INVESTMENTS       $476,889   $170,654   $143,838    $47,727    $42,639   $322,785 $243,313   $154,589  $54,783 $1,657,217  100.00%
                    ================================================================================================================

PERCENT OF
  $  INVESTED         28.776%    10.298%    8.679%      2.880%     2.573%    19.478%  14.682%     9.328%   3.306%   100.000%
                    ========================================================================================================

NUMBER OF
  PROPERTIES              59         34        13          10         12         74       49          9        6        266
                    ========================================================================================================

NUMBER OF BEDS                                                                6,110    5,461        759      366     12,696
                                                                              ==============================================

      (1)  3 facility types <2% each.

      (2)  4 facility types <2% each.

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2001                              PAGE 5 OF 13

6)    INVESTMENT BY OPERATOR/SIGNIFICANT TENANT

                                    Number      (1)
                                   of Real      Real      Number of               Total        (1)
                                    Estate     Estate    Mortgage   Mortgage    Number of     Total
                                  Properties Investment  Properties Investment  Properties  Investment  Commitments  Total  Percent.
                                  ---------------------- --------------------- ----------------------------------------------------
 PUBLIC OR INVESTMENT GRADE OPERATORS/SIGNIFICANT TENANTS
     1 Healthsouth                   30      298,066          0                     30        298,066       583     298,649   17.56%
     2 HCA - The Healthcare Company  29      228,983          0                     29        228,983     2,130     231,113   13.59%
     3 Tenet                         13      102,903          1          7,860      14        110,763               110,763    6.51%
     4 Balanced Care                 14       63,575          0                     14         63,575                63,575    3.74%
     5 Integrated Health              3       36,327          0                      3         36,327                36,327    2.14%
     6 Baptist Memorial Hospital      3       13,766          0                      3         13,766    20,130      33,896    1.99%
     7 Caremark Rx                    6       32,561          0                      6         32,561                32,561    1.92%
     8 Emeritus                       4       28,283          0                      4         28,283                28,283    1.66%
     9 Methodist                      4       25,960          0                      4         25,960                25,960    1.53%
    10 Ephrata Community Hospital     3       10,008          0                      3         10,008    13,850      23,858    1.40%
    11 Quorum                         4       24,159          0                      4         24,159                24,159    1.42%
    12 Ramsay                         2       19,450          0                      2         19,450                19,450    1.14%
    13 United Medical Center          1       15,095          0                      1         15,095     4,420      19,515    1.15%
    14 KS Management Services         1       16,938          0                      1         16,938                16,938    1.00%
 15-26 12 Operators With Less
         than 1% Each                16      104,694          1          7,188      17        111,882     2,031     113,913    6.70%
                                    ----------------        -------------------   -------------------------------------------------
                                    133    1,020,768          2         15,048     135      1,035,816    43,144   1,078,960   63.45%
                                    ----------------        -------------------   -------------------------------------------------

 OTHER OPERATORS/SIGNIFICANT TENANTS
    27 Life Care Centers             12       82,822          2          9,433      14         92,255                92,255    5.43%
    28 Senior Lifestyles             10       75,768          0                     10         75,768                75,768    4.46%
    29 Summerville                    5       51,570          0                      5         51,570                51,570    3.03%
    30 Lewis-Gale Clinic, LLC        10       44,948          0                     10         44,948                44,948    2.64%
    31 Kerlan Jobe Orthopedic         1       28,752          0                      1         28,752                28,752    1.69%
    32 Melbourne Internal Medicine    4       27,935          0                      4         27,935                27,935    1.64%
    33 Centennial                     6       16,355          1          9,414       7         25,769                25,769    1.52%
    34 Multi-tenant                   4       24,049          0                      4         24,049                24,049    1.41%
    35 Prestige Care                  0                       7         23,092       7         23,092                23,092    1.36%
    36 MedCath                        1        3,534          1         17,622       2         21,156                21,156    1.24%
    37 Wellington                     5       18,969          0                      5         18,969                18,969    1.12%
 38-68 31 Operators With Less
         than 1% Each                21       86,784         41         95,840      62        182,624        --     182,624   10.74%
                                   -----------------       -------------------    -------------------------------------------------
                                     79      461,486         52        155,401     131        616,887        --     616,887   36.28%
                                   -----------------       -------------------    -------------------------------------------------

     Corporate Property                        4,514                                            4,514                 4,514    0.27%
                                   -----------------       -------------------    -------------------------------------------------

           TOTAL INVESTMENT AND
             COMMITMENTS            212  $ 1,486,768         54      $ 170,449     266    $ 1,657,217  $ 43,144  $ 1,700,361 100.00%
                                   =================       ===================    ==================================================

      (1)  Includes construction in progress.

7)    SQUARE FEET OWNED AND/OR MANAGED BY GEOGRAPHIC LOCATION

                                               Owned                      Third Party
                                     --------------------------  ------------------------------
                                        NOT                         Property         Asset
                                      Managed         Managed      Management      Management      Mortgages      Total     Percent.
                                     ------------   -----------  ------------------------------  -----------------------------------
 1 Florida                            786,768        678,353        1,363,454         534,189        198,990    3,561,754     23.54%
 2 Virginia                           613,905        579,637          898,899                         35,900    2,128,341     14.07%
 3 Texas                              981,529        602,794          169,883                        174,044    1,928,250     12.74%
 4 California                         317,821        385,655                                         362,854    1,066,330      7.05%
 5 Tennessee                          161,366        410,236          190,231                        298,271    1,060,104      7.01%
 6 Pennsylvania                       722,053         57,452                                          45,809      825,314      5.45%
 7 Alabama                            549,410                                                        138,551      687,961      4.55%
 8 Georgia                            138,599        203,062                                          40,000      381,661      2.52%
 9 Michigan                           235,227                                                        129,408      364,635      2.41%
10 Arizona                             74,507         75,621                                         192,987      343,115      2.27%
11 Missouri                           201,167         48,062                                                      249,229      1.65%
12 Nevada                              43,579        195,516                                                      239,095      1.58%
13 Massachusetts                      210,987                                                         23,862      234,849      1.55%
14 Colorado                           225,764                                                                     225,764      1.49%
15 Wyoming                             29,851        162,933                                                      192,784      1.27%
16 Mississippi                         78,024         97,471                                          12,260      187,755      1.24%
17 Illinois                           181,100                                                                     181,100      1.20%
18 Ohio                                33,181                                                        124,411      157,592      1.04%
19 Kansas                              57,035         83,664                                                      140,699      0.93%
20 Oklahoma                           139,216                                                                     139,216      0.92%
21 Kentucky                                                           126,649                                     126,649      0.84%
22 North Carolina                      69,781                                                         54,600      124,381      0.82%
23 New Jersey                         110,844                                                                     110,844      0.73%
24 Maryland                                                                                           96,780       96,780      0.64%
25 Oregon                                                                                             80,429       80,429      0.53%
26 Connecticut                         59,387                                                                      59,387      0.39%
27 South Carolina                      21,120                                                         23,000       44,120      0.29%
28 New Mexico                                                                                         42,639       42,639      0.28%
29 Washington                                                                                         39,239       39,239      0.26%
30 Montana                                                                                            38,955       38,955      0.26%
31 Indiana                             29,500                                                                      29,500      0.19%
32 Idaho                                                                                              29,118       29,118      0.19%
33 Arkansas                            11,963                                                                      11,963      0.08%
                                    ------------------------       --------------------------     ---------------------------------
   TOTAL SQUARE FEET                6,083,684      3,580,456        2,749,116         534,189      2,182,107   15,129,552    100.00%
                                    ========================       ==========================     =================================

   PERCENT OF TOTAL SQUARE FOOTAGE      40.21%         23.67%           18.17%           3.53%         14.42%      100.00%
                                    ========================       ==========================     =======================


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2001                                  PAGE 6 OF 13

8) SQUARE FEET OWNED AND/OR MANAGED BY FACILITY TYPE

                                                     Owned                Third Party
                                             ---------------------  -----------------------
                                                Not                  Property      Asset
                                              Managed     Managed   Management   Management   Mortgages       Total      Percent
                                             ---------------------  -----------------------   ----------------------------------
    Ancillary Hospital Facility              1,074,229   2,385,992     289,533      87,078                  3,836,832     25.36%
    Medical Office Buildings                    42,932     324,543   2,441,978     447,111                  3,256,564     21.52%
    Assisted Living Facilities               1,633,995                                        1,209,597     2,843,592     18.79%
    Skilled Nursing Facilities               1,286,351                                          747,217     2,033,568     13.44%
    Physician's Clinics                        869,303     198,688      17,605                  105,915     1,191,511      7.88%
    Comprehensive Ambulatory Care Centers      115,857     634,282                                            750,139      4.96%
    Inpatient Rehab Hospitals                  643,383                                                        643,383      4.25%
    Other Outpatient Facilities                264,293      36,951                                            301,244      1.99%
    Other Inpatient Facilities                 153,341                                          119,378       272,719      1.80%

                                             ---------------------  -----------------------   ----------------------------------
    TOTAL SQUARE FEET                        6,083,684   3,580,456   2,749,116     534,189    2,182,107    15,129,552    100.00%
                                             =====================  =======================   ==================================

    PERCENT OF TOTAL SQUARE FOOTAGE              40.21%      23.67%      18.17%       3.53%       14.42%       100.00%
                                             ====================== =======================   ========================



9) SQUARE FEET OWNED AND/OR MANAGED BY OPERATOR/SIGNIFICANT TENANT

                                                     Owned                Third Party
                                             ---------------------  -----------------------
                                                Not                  Property      Asset
                                              Managed     Managed   Management   Management   Mortgages       Total      Percent
                                             ---------------------  -----------------------   ----------------------------------
PUBLIC OR INVESTMENT GRADE
OPERATOR/SIGNIFICANT TENANT
----------------------------------------
          1 HCA - The Healthcare Company       419,726   1,060,328   1,374,878     534,189                  3,389,121     22.40%
          2 Healthsouth                      1,210,590     185,123                                          1,395,713      9.23%
          3 Tenet Healthcare Corporation       258,485     362,838      49,300                   89,000       759,623      5.02%
          4 Baptist Memorial Hospital                      277,243     190,231                                467,474      3.09%
          5 Balanced Care                      400,370                                                        400,370      2.65%
          6 Methodist                                      220,002                                            220,002      1.45%
          7 Emeritus                           210,552                                                        210,552      1.39%
          8 Caremark Rx                        190,601                                                        190,601      1.26%
          9 United Medical Center                          162,933                                            162,933      1.08%
         10 Integrated Health                  153,660                                                        153,660      1.02%
         11 Ramsay                             153,341                                                        153,341      1.01%
      12-27 16 Operators
            with Square Feet Less Than 1%      687,111     394,872     126,649          --           --     1,208,632      7.99%
                                             ---------------------  -----------------------   ----------------------------------
            TOTAL                            3,684,436   2,663,339   1,741,058     534,189       89,000     8,712,022     57.58%
                                             =====================  =======================   ==================================

OTHER OPERATOR/SIGNIFICANT TENANT
----------------------------------------
         28 Medicorp Health System                                     777,091                                777,091      5.14%
         29 Life Care Centers of America       620,527                                          131,813       752,340      4.97%
         30 Senior Lifestyles                  553,573                                                        553,573      3.66%
         31 Lewis-Gale Clinic, LLC                         476,025                                            476,025      3.15%
         32 Prestige Care                                                                       300,244       300,244      1.98%
         33 Summerville                        292,231                                                        292,231      1.93%
         34 Hearthstone                                                                         278,777       278,777      1.84%
         35 Centennial Healthcare              151,172                                           80,000       231,172      1.53%
         36 Multi-tenant                                   222,062                                            222,062      1.47%
         37 Healthprime                                                                         200,558       200,558      1.33%
      38-70 33 Operators with
            Square Feet Less Than 1%           781,745     219,030     230,967          --    1,101,715     2,534,015     16.75%
                                             ---------------------  -----------------------   ----------------------------------
            TOTAL                            2,399,248     917,117   1,008,058          --    2,093,107     6,417,530     42.42%
                                             =====================  =======================   ==================================

            TOTAL SQUARE FEET                6,083,684   3,580,456   2,749,116     534,189    2,182,107    15,129,552    100.00%
                                             =====================  =======================   ==================================


10)   ASSISTED LIVING FACILITY OCCUPANCY

                                                                                                % of ALF
                                                           Number of           ALF             Revenue to
                                        Occupancy         Facilities         Revenue         Total Revenue
                                      --------------------------------------------------------------------
                                        0% to 24.9%            --                --               0.0%
                                       25% to 49.9%            --                --               0.0%
                                       50% to 69.9%             8               943               2.0%
                                       70% to 84.9%            18             2,411               5.0%
                                      85% to 100.0%            48             4,679               9.7%
                                                   -------------------------------------------------------
                                                               74             8,033              16.7%
                                                   =======================================================

NOTE: Occupancy rates are generally as of December 31, 2000, and revenues are for the three months ended March 31, 2001.



HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2001                                  PAGE 7 OF 13

11)   LEASE/MORTGAGE MATURITY SCHEDULE

      A)      LEASES

                                                                                             Weighted
                                                                                              Average
                                                       Estimated         Percent of          Remaining
                                       Number of      Annualized         Annualized            Lease
                                      Properties      Net Revenue        Net Revenue        Term(Years)
                               -------------------------------------------------------------------------
                          2001             3             1,155              0.78%              0.00
                          2002             0                --              0.00%              0.00
                          2003             3             2,853              1.93%              0.04
                          2004            12             7,995              5.39%              0.18
                          2005             6             1,483              1.00%              0.07
                          2006             3             1,806              1.22%              0.07
                          2007            11             5,332              3.60%              0.21
                          2008            27            20,388             13.76%              0.83
                          2009            29            22,907             15.46%              1.23
                          2010            13             6,690              4.51%              0.54
                          2011            22            18,974             12.80%              1.16
                          2012            22            14,007              9.45%              1.18
                          2013            19            14,948             10.09%              1.24
                          2014             2             2,518              1.70%              0.17
                          2015             5             2,144              1.45%              0.18
                    After 2015            13             2,204              1.49%              0.58
                  Multi-tenant            22            22,801             15.38%              1.07
                                ------------------------------------------------------------------------
                         TOTAL           212          $148,205            100.00%              8.75
                                ========================================================================

      B) MORTGAGES

                                                                                             Weighted
                                                                                             Average
                                                      Estimated          Percent of         Remaining
                                       Number of      Annualized         Annualized         Mortgage
                                       Mortgages      Net Revenue        Net Revenue       Term(Years)
                                ----------------------------------------------------------------------
                          2001             3               803              4.30%              0.01
                          2002            10             3,071             16.44%              0.18
                          2003            11             1,933             10.35%              0.22
                          2004            10             2,649             14.18%              0.55
                          2005             4             1,657              8.87%              0.20
                          2006             2               841              4.50%              0.30
                          2007             5             1,442              7.72%              0.72
                          2008             3             1,674              8.96%              0.65
                          2009             4             2,401             12.85%              1.07
                          2010             1               946              5.06%              0.53
                          2011             0                --              0.00%              0.00
                          2012             0                --              0.00%              0.00
                          2013             1             1,267              6.78%              0.47
                          2014             0                --              0.00%              0.00
                          2015             0                --              0.00%              0.00
                    After 2015             0                --              0.00%              0.00
                                ----------------------------------------------------------------------
                         TOTAL            54          $ 18,684            100.00%              4.90
                                ======================================================================

12)   COMMITMENTS AND CONSTRUCTION IN PROGRESS

                                                                        AS OF MARCH 31, 2001
                                 --------------------------------------------------------------------------------------------------

                                              REAL ESTATE INVESTMENTS                             MORTGAGE INVESTMENTS
                                 -------------------------------------------------  -----------------------------------------------
                                                                          Total
                                              Investment    Remaining      Real                  Investment   Remaining     Total
Operator                         Properties     Balance    Commitment    Estate(1)   Properties   Balance     Commitment  Mortgages
------------------------------   --------------------------------------------------------------------------------------------------
Baptist Memorial Hospital             3        $ 13,765     $ 20,130     $ 33,895         0        $  --         $ --       $ --
Conemaugh Health Systems              1           2,889           --        2,889         0           --           --         --
Expansion of existing property        1           6,358        2,130        8,488         0           --           --         --
United Medical Center                 1          12,915        4,420       17,335         0           --           --         --
Ephrata Community Hospital            1             702       13,850       14,552
Other Commitments                     3              --        2,614        2,614         0           --           --         --
                                 --------------------------------------------------------------------------------------------------
TOTAL                                10        $ 36,629     $ 43,144     $ 79,773         0        $  --         $ --       $ --
                                 ==================================================================================================

Percentage of construction in progress to total investment
portfolio at March 31, 2001                                                  2.21%
                                                                         =========

(1) Projected Timing of Conversion to Revenue Producing Assets:

                             QTR 2, 2001  QTR 3, 2001  QTR 4, 2001  QTR 1, 2002  QTR 2, 2002  QTR 3, 2002   QTR 4, 2002    Total
                             -----------------------------------------------------------------------------------------------------
Real Estate Investments
with related Commitments      $ 37,063      $ 15,389      $  --       $ 7,849      $ 14,552      $  --        $ 4,920     $ 79,773
                             =====================================================================================================


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2001                                  PAGE 8 OF 13

13)      LONG-TERM DEBT INFORMATION - AS OF MARCH 31, 2001

         A)       BREAKDOWN BETWEEN FIXED AND VARIABLE RATE DEBT:

                                                                                 Balance              Effective Rate
                                                                                -----------------------------------
         Fixed Rate Debt:
              Senior Notes due 2002                                            $  36,000                    7.41%
              Senior Notes due 2006                                               70,000                    9.49%
              6.55% Convertible Subordinated Debentures                           74,675                    7.50%
              10.5% Convertible Subordinated Debentures                            3,294                    7.50%
              Mortgage Notes Payable                                              42,768          Range from 7.625% to 9.3%
              Other Notes Payable                                                  5,251                    7.53%
                                                                               ---------
                                                                                 231,988
                                                                               ---------
         Variable Rate Debt:
              $300 Million Senior Revolving Credit Facility                      285,000                See (C) Below
              $200 Million Senior Term Loan Facility                              17,800                See (D) Below
              Mortgage Notes Payable                                              14,160                    7.58%
                                                                               ---------
                                                                                 316,960
                                                                               ---------

                                                 TOTAL                         $ 548,948
                                                                               =========

         B)       FUTURE MATURITIES:

                                                           2001       2002      2003      2004      2005    2006 and After    Total
                                                        ---------------------------------------------------------------------------
Fixed Rate Debt:
     Senior Notes due 2002                              $ 18,000    $18,000   $    --   $    --   $    --      $    --     $ 36,000
     Senior Notes due 2006                                    --         --        --    20,300    20,300       29,400       70,000
     6.55% Convertible Subordinated Debentures               (62)    74,737        --        --        --           --       74,675
     10.5% Convertible Subordinated Debentures                 6      3,288        --        --        --           --        3,294
     Mortgage Notes Payable                                  463        742       804    13,894       552       24,313       42,768
     Other Notes Payable                                     583      1,167     1,167     1,167     1,167           --        5,251
Variable Rate Debt:
     $300 Million Senior Revolving
         Credit Facility                                 285,000         --        --        --        --           --      285,000
     $200 Million Senior Term Loan Facility               17,800         --        --        --        --           --       17,800
     Mortgage Notes Payable                                                    14,160                                        14,160
                                                        ---------------------------------------------------------------------------
                                                        $321,790    $97,934   $16,131   $37,361   $22,019      $53,713     $548,948
                                                        ===========================================================================

         C)       DETAILS CONCERNING $300 MILLION SENIOR REVOLVING CREDIT
                  FACILITY:

                  i)       Unused Borrowing Capacity: $15 Million
                  ii)      Interest Rate: Lower of LIBOR plus 1.05% or Prime
                  iii)     Interest Rate on Unused Balance: 0.200%
                  iv)      Maturity: October 2001
                  v)       Outstanding balance at April 23, 2001: $259.0 Million

         D) DETAILS CONCERNING $200 MILLION SENIOR TERM LOAN FACILITY (REPAID IN FULL APRIL 13, 2001):

                  i)       Unused Borrowing Capacity: $0
                  ii)      Interest Rate: Lower of LIBOR plus 2.50% or Prime
                  iii)     Interest Rate on Unused Balance: 0.200%
                  iv)      Maturity: The term loan was repaid in full April 13,
                           2001

         E)       MORTGAGE NOTES DUE 2001:

                  In April 2001, the Company entered into six mortgage notes payable with an aggregate principal balance of $35.0 million related to collateral with a book value at March 31, 2001 of $78.2 million. These mortgage notes payable and related collateral are held by special purpose entities whose sole members are solely owned subsidiaries of HR. These mortgage notes payable bear interest at 7.22%, are payable in monthly installments of principal and interest and mature in May, 2001. The proceeds from these mortgage notes payable were used to fully repay the term loan facility and partially repay the unsecured credit facility.

         F)       CREDIT RATING:

                  Moody's Investors Service has assigned a "Baa3" credit rating to the Company's Senior Notes due 2002 and 2006, and a "Ba2" rating to the Company's preferred stock and convertible subordinated debentures.

                  Standard & Poors has assigned a "BBB-" corporate credit rating to the Company.

                  Fitch IBCA, Duff & Phelps Credit Rating Co. has assigned a "BBB" credit rating to the Company's Senior Notes due 2002 and 2006, and a "BBB-" rating to the Company's preferred stock and convertible subordinated debentures.

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2001                                   PAGE 9 OF 13

14)      DIVIDEND HISTORY

         A)       COMMON STOCK (DOLLARS NOT ROUNDED TO THOUSANDS)

                                                                            Increase
                                                                           From Prior
              Operating Period                 Payment Date      Amount      Quarter    Annualized
              -------------------------------------------------------------------------------------
              First Quarter 1996               May 15, 1996      0.475        0.005        1.90
              Second Quarter 1996              Aug. 15, 1996     0.480        0.005        1.92
              Third Quarter 1996               Nov. 15, 1996     0.485        0.005        1.94
              Fourth Quarter 1996              Feb. 17, 1997     0.490        0.005        1.96

              First Quarter 1997               May 15, 1997      0.495        0.005        1.98
              Second Quarter 1997              Aug. 15, 1997     0.500        0.005        2.00
              Third Quarter 1997               Nov. 17, 1997     0.505        0.005        2.02
              Fourth Quarter 1997              Feb. 16, 1998     0.510        0.005        2.04

              First Quarter 1998               May 18, 1998      0.515        0.005        2.06
              Second Quarter 1998              Aug. 17, 1998     0.520        0.005        2.08
              Third Quarter 1998               Nov. 16, 1998     0.525        0.005        2.10
              Fourth Quarter 1998              Feb. 15, 1999     0.530        0.005        2.12

              First Quarter 1999               May 17, 1999      0.535        0.005        2.14
              Second Quarter 1999              Aug. 16, 1999     0.540        0.005        2.16
              Third Quarter 1999               Nov. 16, 1999     0.545        0.005        2.18
              Fourth Quarter 1999              Feb. 16, 2000     0.550        0.005        2.20

              First Quarter 2000               May 17, 2000      0.555        0.005        2.22
              Second Quarter 2000              Aug. 16, 2000     0.560        0.005        2.24
              Third Quarter 2000               Dec. 6, 2000      0.565        0.005        2.26
              Fourth Quarter 2000              March 7, 2001     0.570        0.005        2.28

              First Quarter 2001               June 7, 2001      0.575        0.005        2.30

         B)       PREFERRED STOCK

                                                                                              Increase
                                                                                             From Prior
              Operating Period                                   Payment Date     Amount       Quarter    Annualized
              ------------------------------------------------------------------------------------------------------
              September 1, 1998 - November 15, 1998              Nov. 26, 1998   0.46224         0.0         2.22
              November 16, 1998 - February 15, 1999              Feb. 26, 1999   0.55469         0.0         2.22

              February 16, 1999 - May 15, 1999                   May 28, 1999    0.55469         0.0         2.22
              May 16, 1999 - August 15, 1999                     Aug. 27, 1999   0.55469         0.0         2.22
              August 16, 1999 - November 15, 1999                Nov. 26, 1999   0.55469         0.0         2.22
              November 16, 1999 - February 15, 2000              Feb. 29, 2000   0.55469         0.0         2.22

              February 16, 2000 - May 15, 2000                   May 31, 2000    0.55469         0.0         2.22
              May 16, 2000 - August 15, 2000                     Aug. 31, 2000   0.55469         0.0         2.22
              August 16, 2000 - November 15, 2000                Nov. 30, 2000   0.55469         0.0         2.22
              November 16, 2000 - February 15, 2001              Feb. 28, 2001   0.55469         0.0         2.22

              February 16, 2001 - May 15, 2001                   May 31, 2001    0.55469         0.0         2.22

                  Healthcare Realty Trust Incorporated is authorized to issue 50,000,000 shares of Preferred Stock. 3,000,000 shares of 8 7/8% Series A Voting Cumulative Preferred Stock, par value $.01 per share, are issued and outstanding. Upon dissolution of the Company, the Preferred Stock is senior to common stock with respect to dividend rights and rights upon liquidation. Holders of Preferred Stock are entitled to receive cumulative preferential cash dividends at the rate of 8 7/8% per annum of the liquidation preference of $25.00 per share payable quarterly, in arrears, on the last business day in February, May, August, and November of each year.

                  Preferred Stock is not redeemable prior to September 30, 2002. On or after September 2002, the Company, at its option, may redeem Preferred Stock, in whole or in part, at any time or from time to time, at the redemption price. The holders of each share of Preferred Stock have one vote and vote together with the holders of common stock on all matters on which stockholders may vote.

         C) INFORMATION REGARDING TAXABLE STATUS OF 2000 CASH DISTRIBUTIONS (DOLLARS NOT ROUNDED TO THOUSANDS)

                                                   Cash            Taxable
                                               Distribution       Ordinary           Return of
                                                 Per Share        Dividend            Capital
                                               -----------------------------------------------
         HR COMMON                             $ 2.230000        $ 1.900346         $ 0.329654
         CUSIP # 421946104

         HR 8.875% SERIES A PREFERRED          $ 2.218760        $ 2.218760         $       --
         CUSIP # 421946203

         Note> While the taxability of 2001 dividends cannot be determined until late January 2002, the Company is not aware of any activities that would cause a substantial change in the taxability of the total 2001 dividend. Therefore, the taxability of the total 2001 dividend should approximate the taxability of the dividends paid February 16, May 17, August 16, and December 6, 2000.

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2001                                  PAGE 10 OF 13

15)      COMMON SHARES INFORMATION

         The share amounts below set forth the computation of basic and diluted shares (in accordance with FASB Statement No. 128) which will be used as the denominator in the computation of EPS and FFO per share amounts:

                                                                FOR THE THREE MONTHS
                                                                   ENDED MAR. 31,
                                                              ------------------------
                                                                 2001          2000
                                                              ------------------------
    TOTAL COMMON SHARES OUTSTANDING                           40,557,368    40,123,071
                                                              ========================

    WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                40,467,373    40,047,184
         Actual Restricted Stock Shares                         (838,697)     (607,465)
                                                              ------------------------
    DENOMINATOR SHARES FOR BASIC COMMON SHARE EPS AND FFO     39,628,676    39,439,719

         Restricted Shares - Treasury                            639,657       644,366
         Dilution for Convertible Debentures                     175,167             0
         Dilution for Employee Stock Purchase Plan                96,920        30,861
                                                              ------------------------
    DENOMINATOR SHARES FOR DILUTED COMMON SHARE EPS AND FFO   40,540,420    40,114,946
                                                              ========================

         NOTE: AS OF MARCH 31, 2001, HR HAD APPROXIMATELY 1,725 SHAREHOLDERS OF RECORD.

16)      BENEFICIAL SECURITY OWNERSHIP BY MANAGEMENT AND DIRECTORS

                                                             Owned     Restricted(1)  Reserved (2)    Options   Total
                                                          -------------------------------------------------------------
    OFFICERS
    --------
         David R. Emery                                      144,800(3)    392,602     168,750           0      706,152
         Timothy G. Wallace                                   32,938       208,773      82,500           0      324,211
         Roger O. West                                         3,238       210,549      82,500           0      296,287

         Other Officers as a group                            14,892        31,295           0           0       46,187

         Directors as a group                                 41,349         2,700           0           0       44,049
                                                          -------------------------------------------------------------
         TOTAL                                               237,217       845,919     333,750           0    1,416,886
                                                          =============================================================

         (1) These shares are subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan and the HR Discretionary Bonus Program.

         (2) These shares are specifically reserved for performance-based awards under the 1993 Employees Stock Incentive Plan. The issuance of "Reserved Stock" to eligible employees is contingent upon the achievement of specific performance criteria. When issued, these shares will be subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan.

         (3) Includes 143,352 shares owned by the Emery Family Limited Partnership and 1,448 shares owned by the Emery Family 1993 Irrevocable Trust. Mr. Emery is a limited partner of the partnership and a beneficiary of the trust, but has no voting or investment power with respect to the shares owned by such partnership or trust.

17)      INSTITUTIONAL HOLDINGS AS OF DECEMBER 31, 2000

    A)   Institutional Shares Held:                        18,607,968           (Source: Form 13F Filings)
                                                           ==========

    B)   Number of Institutions:                                  155
                                                           ==========

    C)   Percentage of Common Shares Outstanding:               46.16%
                                                          ===========

18)      BOOK VALUE PER COMMON SHARE

    Total Stockholders' Equity                            $ 1,004,551
    Less: Preferred Stock Liquidation/Redemption Value         75,000
                                                          -----------
    Total Common Stockholders' Equity                     $   929,551

    Total Common Shares Outstanding                        40,557,368
                                                          ===========

    Book Value Per Common Share                           $     22.92
                                                          ===========

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2001                                  PAGE 11 OF 13

19)      OTHER CORPORATE INFORMATION

         A)       CORPORATE HEADQUARTERS:

                  HEALTHCARE REALTY TRUST INCORPORATED HEALTHCARE REALTY SERVICES INCORPORATED
                  3310 West End Avenue, Suite 700
                  Nashville, TN 37203
                  Phone: 615-269-8175
                  Fax: 615-269-8461
                  E-mail: hrinfo@healthcarerealty.com

         OTHER OFFICES:

                  East Florida Regional Office
                  Georgia Regional Office
                  Mid-America Regional Office
                  Mid-Atlantic Regional Office
                  Southern California Regional Office
                  Texas/Southwest Regional Office
                  West Florida Regional Office

B)       STOCK EXCHANGE, SYMBOL AND CUSIP NUMBER:

                      Security Description                             Stock Exchange         Symbo l       CUSIP Number
              --------------------------------------------------------------------------------------------------------
              Common Stock                                        New York Stock Exchange     HR            421946104
              8.875% Series A Preferred Stock                     New York Stock Exchange     HR.A          421946203
              6.55% Convertible Subordinated Debentures           New York Stock Exchange     HRM02         421946AA2
              10.5% Convertible Subordinated Debentures           New York Stock Exchange     HRA02         421946AB0

         C)       WEB SITE:

                  www.healthcarerealty.com

         D)       CORPORATE OFFICERS:

                           HEALTHCARE REALTY TRUST INCORPORATED
                           David R. Emery, Chairman of the Board and Chief
                             Executive Officer
                           Timothy G. Wallace, Executive Vice President and
                             Chief Financial Officer
                           Roger O. West, Executive Vice President and General
                             Counsel
                           Michael W. Crisler, Senior Vice President /
                             Technology
                           Scott W. Holmes, Senior Vice President / Financial
                             Reporting
                           Fredrick M. Langreck, Senior Vice President /
                             Treasurer
                           J. D. Carter Steele, Senior Vice President / Asset
                             Administration
                           Eric W. Fischer, Vice President / Real Estate
                             Investments
                           Keith A. Harville, Vice President / Real Estate
                             Investments
                           Donald L. Husi, Vice President / Senior Living Asset
                             Administration
                           Leigh Ann Stach, Vice President / Financial Reporting
                             and Controller
                           Rita H. Todd, Corporate Secretary

                           HEALTHCARE REALTY SERVICES INCORPORATED
                           B. Bart Starr, Chairman of the Board
                           Roland H. Hart, President
                           Thomas M. Carnell, Vice President / Design &
                             Construction

         E)       BOARD OF DIRECTORS:

                  David R. Emery, Chairman of the Board and Chief Executive
                    Officer, Healthcare Realty Trust Incorporated
                  Errol L. Biggs, Ph.D., Director - Center for Health
                    Administration, University of Colorado (Healthcare Academician)
                  C. Raymond Fernandez, M.D., Chief Executive Officer and Chief
                    Medical Officer, Piedmont Clinic (Physician)
                  Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith &
                    Partners (Healthcare Architect)
                  Marliese E. Mooney (Hospital Operations Consultant)
                  Edwin B. Morris III, Managing Director, Morris & Morse (Real
                    Estate Finance Executive)
                  J. Knox Singleton, Chief Executive Officer, INOVA Health
                    Systems (Healthcare Provider Executive)

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2001                                  PAGE 12 OF 13

         F)       PROFESSIONAL AFFILIATIONS:

                  INDEPENDENT PUBLIC AUDITORS
                  Ernst & Young LLP
                  NationsBank Plaza
                  414 Union Street
                  Nashville, TN 37219-1779

                  TRANSFER AGENT
                  BankBoston
                  c/o EquiServe, LP
                  Investor Services
                  P.O. Box 8040
                  Boston, MA 02266-8040
                  Phone: 781-575-3400

         G)       DIVIDEND REINVESTMENT PLAN:

                  Through the Company's transfer agent, Boston EquiServe, named Shareholders of Record can re-invest dividends in shares at a 5% discount without a service or sales charge. In addition, up to $5 thousand of HR common stock may be purchased per quarter through the transfer agent without a service or sales charge to the shareholder.

         H)       ANALYSTS PROVIDING RESEARCH COVERAGE ON HR:

         A.G. Edwards & Sons, Inc.                         Manuel K. Pyles (314) 955-3588
         Credit Suisse First Boston Corporation            Larry Raiman (212) 538-2380
         J. J. B. Hilliard, W. L. Lyons, Inc.              John M. Roberts (502) 588-9143
         Legg Mason Wood Walker Inc.                       Jerry L. Doctrow (410) 454-5142
         Prudential Securities, Inc.                       Jim Sullivan (212) 778-2515
         SunTrust Equitable Securities                     James G. Baker, III (615) 780-9413
         UBS Warburg                                       Howard Capek (212) 821-6369

         I)       PROJECTED DATES FOR 2000 DIVIDEND AND EARNINGS PRESS RELEASES:

                                         DIVIDEND                EARNINGS
                                     ----------------        ----------------
         First Quarter 2001          April 24, 2001          April 27, 2001
         Second Quarter 2001         July 24, 2001           July 27, 2001
         Third Quarter 2001          October 23, 2001        October 26, 2001
         Fourth Quarter 2001         January 22, 2002        January 25, 2002

                  NOTE> A conference call will be scheduled at 9:00 AM CST the morning of the earnings press release.

         J)       INVESTOR RELATIONS:

                  HEALTHCARE REALTY TRUST INCORPORATED
                  3310 West End Avenue, Suite 700
                  Nashville, TN 37203
                  Attention: Bethany A. Anderson
                  Phone: 615-269-8175
                  Fax: 615-269-8461
                  E-mail: BAnderson@healthcarerealty.com

   In addition to the historical information contained within, this enclosed information may contain forward-looking statements that involve risks and uncertainties, including the development of transactions that may materially differ from the results of these projections. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty Trust Incorporated for the year ended December 31, 2000. The 10-K is available via the Company's web site or by calling Investor Relations at (615) 269-8175. Forward-looking statements represent the Company's judgment as of the date of the release of this information. The Company disclaims any obligation to update this forward-looking material.

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED MARCH 31, 2001                                  PAGE 13 OF 13